PROXY STATEMENT
        PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                             (Amendment No. ______)

Filed by the Registrant    [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
   [ ]    Preliminary Proxy Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [X]    Definitive  Proxy  Statement

   [ ]    Definitive  Additional Materials

   [ ]    Soliciting  Material  Pursuant  to  Section  240.14a-11(c)  or Section
          240.14a-12

                               JNS MARKETING, INC.
                 -----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
   [X]    No fee required.

   [ ]    Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
          0-11.

     (1) Title of each class of securities to which transaction applies:

         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         _______________________________________________________________________

     (5) Total fee paid:

         _______________________________________________________________________

  [ ]     Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration Statement No.:

          (3)  Filing Party:

          (4)  Date Filed:

                               JNS MARKETING, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 13, 1998

     Notice is hereby given that a Special Meeting of the Shareholders (the "Meeting") of JNS Marketing, Inc., a Colorado corporation (the "Company"), will be held at 3:00 P.M. on May 13, 1998, at the offices of Schlueter & Associates, P.C., 1050 Seventeenth Street, Suite 1700, Denver, Colorado 80265, and any adjournments or postponements thereof (the "Special Meeting") for the following purposes:

     1. To authorize the Board of Directors to effect a 1-for-100 reverse stock split (the "Reverse Stock Split") of the Company's outstanding Common Stock, with such post-split shares of Common Stock being referred to herein as the "New Common Stock" and to amend (the "Amendment") the Company's Articles of Incorporation, as amended, with respect thereto.
     2. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record at the close of business on April 20, 1998, shall be entitled to notice of and to vote at the Meeting or any adjournments thereof. All shareholders are cordially invited to attend the Meeting in person.

                                     By Order of the Board of Directors




                                     David J. Gregarek, Chairman of the Board
April 20, 1998
Denver, Colorado

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

                               JNS MARKETING, INC.
                       1050 Seventeenth Street, Suite 1700
                             Denver, Colorado 80265

                                 PROXY STATEMENT
                              Dated April 20, 1998

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 1998

                                     GENERAL
                                     -------

     This Proxy Statement is being furnished to the shareholders of JNS Marketing, Inc., a Colorado corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders (the "Shareholders") of outstanding shares of common stock, no par value, of the Company (the "Common Stock"), for use at the Special Meeting of the Shareholders to be held at 3:00 P.M. on May 13, 1998, at the offices of Schlueter & Associates, P.C., 1050 Seventeenth Street, Suite 1700, Denver, Colorado 80265, and any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement, Notice of Special Meeting of
Shareholders and the accompanying Proxy Card are first being mailed to shareholders on or about April 24, 1998.

                       VOTING SECURITIES AND VOTE REQUIRED
                       -----------------------------------

     Only Shareholders of record at the close of business on April 20, 1998, (the "Record Date") are entitled to notice of and to vote the shares of Common Stock, no par value, of the Company held by them on such date at the Meeting or any and all adjournments thereof. As of the Record Date, 25,182,245 shares of Common Stock were outstanding. There was no other class of voting securities outstanding at that date.

     Each share of Common Stock held by a Shareholder entitles such Shareholder to one vote on each matter that is voted upon at the Meeting or any adjournments thereof.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming that a quorum is present, (i) the affirmative vote of the holders of a majority of the shares of Common Stock outstanding will be required to authorize the Board of Directors to effect the Reverse Stock Split and to amend (the "Amendment") the Company's Articles of Incorporation, as amended, with respect thereto.

     Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business; however, abstentions will have the effect of a negative vote on the proposals being submitted. Abstentions may be specified on all proposals. A broker "non-vote" will have no effect on the outcome of any of the proposals.

     If the accompanying proxy is properly signed and returned to the Company and not revoked, it will be voted in accordance with the instructions contained therein. Unless contrary instructions are given, the persons designated as proxy holders in the accompanying Proxy will vote "FOR" the Reverse Stock Split and the amendment to the Company's Articles of Incorporation to effect the Reverse Stock Split and as recommended by the Board of Directors with regard to any other matters or if no such recommendation is given, in their own discretion. The Company's officers and directors have advised the Company that they intend to vote their shares (including those shares over which they hold voting power), representing approximately 68.3% of the outstanding shares of Common Stock, in favor of the above proposal. Each Proxy granted by a Shareholder may be revoked by such Shareholder at any time thereafter by writing to the Secretary of the Company prior to the Meeting, or by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     The cost of soliciting these Proxies, consisting of the printing, handling and mailing of the Proxy and related material, and the actual expense incurred by brokerage houses, custodians, nominees and fiduciaries in forwarding proxy materials to the beneficial owners of the shares of Common Stock, will be paid by the Company.

     In order to assure that there is a quorum, it may be necessary for certain officers, directors and other representatives of the Company to solicit Proxies by telephone or telegraph or in person. These persons will receive no extra compensation for their services.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                    ----------------------------------------
                              OWNERS AND MANAGEMENT
                              ---------------------

     The following table sets forth information as of the Record Date concerning: (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock; (ii) each of the Company's executive officers and directors; and (iii) all executive officers and directors as a group. Common Stock not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire shares within 60 days is treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Except as noted, each person or entity has sole voting and sole investment power with respect to the shares shown.


                                                SHARES BENEFICIALLY OWNED
                                                -------------------------

                                            Amount and Nature of     Percent of
Name                        Position        Beneficial Ownership     Ownership
----                        --------        --------------------     ---------

David J. Gregarek           Director and         5,734,648            22.7%
71 Spyglass Drive           Executive
Littleton, Colorado 80123   Officer

Frederick R. Huttner(1)     Director and         5,734,648            22.7%
13634 Taylor Crest Road     Executive
Houston, Texas  77079       Officer

Henry F. Schlueter          Director and         5,734,649            22.7%
1050 17th Street,           Executive
Suite 1700                  Officer
Denver, Colorado 80265

Jerrold D. Burden           Shareholder          5,734,648            22.7%
6970 S. Holly Circle #105
Englewood, CO 80021

Officers and Directors                          17,203,945            68.3%
as a Group (3 persons)


---------------------------------

(1)  Includes 3,932,330 shares owned of record by the Frederick R. Huttner SEP

Change in Control of Registrant

     In July 1997, the Plan and Agreement of Reorganization (the "Plan") entered into by the Company and Cedar Pacific Golf Properties on May 12, 1994 was rescinded due to the failure to fulfill certain of the conditions to which the Plan was subject. The 22,938,593 shares of Common Stock, which previously constituted control of the Company, issued to Howard and Lucy Arnaiz, Steven and Diane Malcoun, H.D. Arnaiz, Ltd., Omega Resources, a Limited Partnership, Blazing Sunsets, a Limited Partnership and Matt Lucas pursuant to the Plan were returned to the Company and restored to the status of authorized but unissued shares.

     On July 2, 1997, the Company entered into a Stock Purchase Agreement (the "Agreement") with David J. Gregarek, Frederick R. Huttner, the Frederick R. Huttner SEP, Henry F. Schlueter and Jerrold D. Burden (the "Purchasers") pursuant to which the Company issued and sold, and the Purchasers purchased an aggregate of 22,938,593 shares of Common Stock of the Company, which constitutes approximately 91% of the outstannding shares of Common Stock. The Purchasers paid an aggregate of $70,000 for the Common Stock, which amounts were derived from the Purchasers' personal funds.

     The rescinding of the Plan and return of the shares previously issued pursuant to the Plan, and the issuance of the 22,938,593 shares pursuant to the Agreement, together, resulted in a change in control of the Company.

     Pursuant to the Agreement, the previous directors of the Company resigned from their positions and Messrs. Gregarek, Delaney and Schlueter were elected to the Board of Directors.

                                   PROPOSAL 1
                                   ----------

                          PROPOSED REVERSE STOCK SPLIT
                          ----------------------------

     The Board of Directors has authorized, subject to Shareholder approval, a 1-for-100 Reverse Stock Split of the Company's outstanding Common Stock. The intent of the Reverse Stock Split is to increase the number of authorized but unissued shares of Common Stock and thereby to better position the Company for a merger or acquisition.

     If the Reverse Stock Split is approved by the Shareholders at the Meeting, it will become effective upon filing the appropriate amendment to the Company's Articles of Incorporation with the Colorado Secretary of State. The filing will be made as soon as practicable following approval by the Shareholders. The form of amendment to the Articles of Incorporation is attached as Exhibit A, and reference is made to the Amendment for the complete terms thereof.

Purposes And Effects Of The Reverse Stock Split

     The Company's Articles of Incorporation authorize the issuance of fifty million (50,000,000) shares of Common Stock, no par value. As of the Record Date, 25,182,245 shares of Common Stock were issued and outstanding. Consummation of the Reverse Stock Split will not alter the number of authorized shares of Common Stock, which will remain fifty million (50,000,000) shares. The Reverse Stock Split will reduce the number of shares of Common Stock outstanding from 25,182,245 shares (as of the Record Date) to approximately 251,823 shares (assuming that no additional shares of Common Stock are issued by the Company after the Record Date) and will increase the number of authorized and unissued shares of Common Stock from 24,817,755 (as of the Record Date) to approximately 49,748,177 (assuming that no additional shares of Common Stock are issued by the Company after the Record Date). Therefore, the Reverse Stock Split will better position the Company for a merger or acquisition by enabling the Company to issue a larger number of shares in such a transaction. The Common Stock will continue to be no par value common stock following the Reverse Stock Split.

     At the Effective Date, each share of Common Stock of the Company issued and outstanding immediately prior thereto (the "Old Common Stock"), will be reclassified as and changed into one (appropriate fraction) of a share of the Company's Common Stock, no par value per share (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Shortly after the Effective Date, the Company will send transmittal forms to the holders of the Old Common Stock to be used in forwarding their certificates formerly representing shares of Old Common Stock for surrender and exchange for certificates representing whole shares of New Common Stock. No certificates or scrip representing fractional share interests in the New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote or to any rights of a shareholder of the Company. In lieu of any such fractional share interest, each holder of Old Common Stock who would otherwise be entitled to receive a fractional share of New Common Stock will, in lieu thereof, receive one full share upon surrender of certificates formerly representing Old Common Stock held by such holder.

Federal Income Tax Consequences of the Reverse Stock Split

     The following is a summary of the material federal income tax consequences of the proposed Reverse Stock Split. This summary does not purport to be complete and does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations and proposed regulations, court decisions and current administrative rulings and pronouncements of the Internal Revenue Service ("IRS"), all of which are subject to change, possibly with retroactive effect, and assumes that the New Common
Stock will be held as a "capital asset" (generally, property held for investment) as defined in the Code. Holders of Old Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the proposed Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws.

     1.   The reverse  split will  qualify as a  recapitalization  described  in
          Section 368(a)(1)(E) of the Code.

     2. No gain or loss will be recognized by the Company in connection with the reverse split.

     3. No gain or loss will be recognized by a Shareholder who exchanges all of his shares of Old Common Stock solely for shares of New Common Stock.

     4. The aggregate basis of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will be the same as the aggregate basis of the shares of Old Common Stock surrendered in exchange therefor.

     5. The holding period of the shares of New Common Stock to be received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) will include the holding period of the shares of Old Common Stock surrendered in exchange therefor.

THE FOREGOING SUMMARY IS INCLUDED FOR GENERAL INFORMATION ONLY. ACCORDINGLY, EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH HIS OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION.

Board Recommendation

     The Board recommends a vote FOR the adoption of the Reverse Stock Split and the amendment to the Articles of Incorporation to effect the Reverse Stock Split and each of the resolutions with respect thereto set forth in Exhibit B hereto.

                                     GENERAL

1997 Annual Report on Form 10-KSB

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE, UPON WRITTEN REQUEST THEREFOR, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1997, INCLUDING FINANCIAL STATEMENTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. REQUESTS SHOULD BE MAILED TO THE COMPANY C/O SCHLUETER & ASSOCIATES, P.C., 1050 SEVENTEENTH STREET, SUITE 1700, DENVER, COLORADO 80265, ATTENTION:
HENRY F. SCHLUETER.

Other Matters

     The Board of Directors does not know of any matters that are to be presented at the Special Meeting other than those stated in the Notice of Special Meeting and referred to in this Proxy Statement. If any other matters should properly come before the Meeting, it is intended that the proxies in the accompanying form will be voted as the persons named therein may determine in their discretion.

Shareholders Proposals

     The Company anticipates holding an Annual Meeting of Shareholders on or about March 12, 1999. If any Shareholder of the Company intends to present a proposal for consideration at the 1999 Annual Meeting of Shareholders and desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, such proposal must be received at the Company's offices, C/O Schlueter & Associates, P.C., 1050 Seventeenth Street, Suite 1700, Denver, Colorado 80265, Attention:
Henry F. Schlueter, not later than October 15, 1998.


                                    By Order of the Board of Directors



                                    David J. Gregarek, Chairman of the Board

                                    EXHIBIT A

                              ARTICLES OF AMENDMENT
                                       OF
                          THE ARTICLES OF INCORPORATION
                                       OF
                               JNS MARKETING, INC.

     Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation has adopted the following Articles of Amendment to its Articles of Incorporation.

     FIRST: The name of the Corporation is JNS Marketing, Inc.

     SECOND: The Articles of Incorporation of the Corporation are hereby amended, and a reverse stock split in the ratio of 1-for-100 is hereby effected, by the addition of the following provision to the end of Article IV thereof:

     "Reverse Stock Split. Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Corporation's Common Stock, no par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into a fraction thereof of 1/100 of a share of the Corporation's outstanding Common Stock, no par value (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender of such Old Certificates to the Corrporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New
Certificate  is to be  issued  in a name  other  than  that  in  which  the  Old
Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law."

     THIRD: By written informal action, unanimously taken by the Board of Directors of the Corporation effective the 18th day of March, 1998, pursuant to and in accordance with Sections 7-108-202 and 7-110-103 of the Colorado Business Corporation Act, the Board of Directors of the Corporation duly adopted and recommended the amendment described above to the Corporation's shareholders for their approval.

     FOURTH: Notice having been properly given to the shareholders in accordance with Sections 7-107-105 and 7-110-103, at a meeting of shareholders held on May 13 1998, the number of votes cast for the amendment by the shareholders entitled to vote on the amendment was sufficient for approval by the shareholders.

     IN WITNESS WHEREOF, JNS Marketing, Inc. has caused these presents to be signed in its name and on its behalf by David J. Gregarek, its President, and its corporate seal to be hereunder affixed and attested by Henry F. Schlueter, its Secretary, on this _______ day of _________________, 1998, and its President acknowledges that these Articles of Amendment are the act and deed of JNS Marketing, Inc. and, under the penalties of perjury, that the matters and facts set forth herein with respect to authorization and approval are true in all material respects to the best of his knowledge, information and belief.


ATTEST: JNS MARKETING, INC.



By:_____________________________           By:__________________________________
   Henry F. Schlueter, Secretary              David J. Gregarek, President

                                    EXHIBIT B

                             THE REVERSE STOCK SPLIT

     RESOLVED, that the Board of Directors be, and it hereby is, authorized to effect a Reverse Stock Split in accordance with the following Resolutions.

     FURTHER   RESOLVED,   that  Article  IV  of  the   Company's   Articles  of
Incorporation be amended by the addition of the following provision:

     Simultaneously with the effective date of this amendment (the "Effective Date"), each share of the Corporation's Common Stock, no par value, issued and outstanding immediately prior to the Effective Date (the "Old Common Stock") shall automatically and without any action on the part of the holder thereof be reclassified as and changed, pursuant to a reverse stock split (the "Reverse Stock Split"), into a fraction thereof of 1/100 of a share of the Corporation's outstanding Common Stock, no par value (the "New Common Stock"), subject to the treatment of fractional share interests as described below. Each holder of a certificate or certificates which immediately prior to the Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates," whether one or more) shall be entitled to receive, upon surrender of such Old Certificates to the Corrporation's Transfer Agent for cancellation, a certificate or certificates (the "New Certificates," whether one or more) representing the number of whole shares of the New Common Stock into which and for which the shares of the Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. From and after the Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof. No certificates or scrip representing fractional share interests in New Common Stock will be issued, and no such fractional share interest will entitle the holder thereof to vote, or to any rights of a shareholder of the Corporation. Any fraction of a share of New Common Stock to which the holder would otherwise be entitled will be adjusted upward to the nearest whole share. If more than one Old Certificate shall be surrendered at one time for the account of the same Shareholder, the number of full shares of New Common Stock for which New Certificates shall be issued shall be computed on the basis of the aggregate number of shares represented by the Old Certificates so surrendered. In the event that the Corporation's Transfer Agent determines that a holder of Old Certificates has not tendered all his certificates for exchange, the Transfer Agent shall carry forward any fractional share until all certificates of that holder have been presented for exchange such that payment for fractional shares to any one person shall not exceed the value of one share. If any New Certificate is to be issued in a name other than that in which the Old Certificates surrendered for exchange are issued, the Old Certificates so surrendered shall be properly endorsed and otherwise in proper form for transfer. From and after the Effective Date, the amount of capital represented by the shares of the New Common Stock into which and for which the shares of the Old Common Stock are reclassified under the terms hereof shall be the same as the amount of capital represented by the shares of Old Common Stock so reclassified, until thereafter reduced or increased in accordance with applicable law.

     FURTHER RESOLVED, that at any time prior to the filing of the foregoing amendment to the Company's Articles of Incorporation effecting a Reverse Stock Split, notwithstanding authorization of the proposed amendment by the shareholders of the Company, the Board of Directors may abandon such proposed amendment without further action by the shareholders.

                                    APPENDIX
                               JNS MARKETING, INC.
                         SPECIAL MEETING OF SHAREHOLDERS
                                  May 13, 1998
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of JNS Marketing, Inc., a Colorado corporation (the "Company"), acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, dated April 20, 1998, and hereby appoints David J. Gregarek and Henry F. Schlueter, or either of them, each with the power of substitution, as Attorneys and Proxies to represent and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote at the Special Meeting of Shareholders, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue thereof with respect to the following matters:

     1. Approval of the Proposal to authorize the Board of Directors to effect a 1-for-100 Reverse Stock Split of the Company's outstanding Common Stock and to amend (the "Amendment") the Company's Articles of Incorporation, as amended, with respect thereto.

               FOR  /___/           AGAINST  /___/           ABSTAIN  /___/

     2. To act upon such other matters as may properly come before the Meeting or any adjournments thereof.

This Proxy, when properly executed, will be voted as directed. If no direction is indicated, the Proxy will be voted FOR the above proposal.

Dated:________________________, 1998           _________________________________


                                               _________________________________

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.

   PLEASE SIGN, DATE AND MAIL THIS PROXY IMMEDIATELY IN THE ENCLOSED ENVELOPE.